Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had no significant capital expenditure commitment as of December 31, 2024 and 2025.

Contingencies

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Although the Company can give no assurances about the resolution of pending claims, litigation or other disputes and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.

Contractual obligations

The Company’s material cash requirements as of December 31, 2025 and any subsequent interim period primarily include working capital needs, capital expenditures, operating lease obligations, and long-term and short-term loans.

The following table sets forth the Company’s contractual obligations and commercial commitments as of December 31, 2025.

	Payment Due by Period (in thousands)
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Operating lease commitments	433	106	52	56	219
Long-term loans	9,550	700	8,850	-	-
Short-term loans	65,100	65,100	-	-	-
Total	75,083	65,906	8,902	56	219